INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED JUNE 26, 2020 TO THE:

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 20, 2019, AS PREVIOUSLY SUPPLEMENTED OF:

Invesco RAFI™ Strategic Developed ex-US Small Company ETF (ISDS)

(the “Fund”)

At a meeting held on June 25, 2020, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust approved the termination and winding down of the Fund, with the liquidation payment to shareholders expected to take place on or about August 24, 2020.

After the close of business on August 10, 2020, the Fund no longer will accept creation orders. The last day of trading in the Fund on The Nasdaq Stock Market (the “Exchange”) will be August 17, 2020. Shareholders should be aware that while the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to August 10, 2020, the Fund will hold cash and securities that may not be consistent with the Fund’s stated investment objective and strategies and is likely to incur higher tracking error.

Shareholders may sell their holdings of the Fund on the Exchange until market close on August 17, 2020 and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on August 17, 2020, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on August 17, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about August 24, 2020.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-PS-SIFT-PROSAI-SUP 06262020